EXHIBIT 99.3

PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”) is made as of August 31, 2011 by the undersigned, (“Grantor”) in favor of COMERICA BANK (the “Bank”).

RECITALS

     A. Bank has made loans to LYRIS, INC., LYRIS TECHNOLOGIES INC. and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”) in which entities Grantor is an investor, pursuant to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time, including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of June 19, 2009, that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of October 23, 2009, that certain Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of May 6, 2010, that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of September 15, 2010 and that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Loan Agreement”). Grantor expects to derive economic benefit from Bank’s doing so and dealing with Borrowers in accordance with the Loan Agreement, and has entered into a Limited Guaranty of even date herewith with respect to the present and future obligations of Borrowers to Bank with respect to the Credit Extensions (as amended from time to time, the “Guaranty”). Grantor wishes to secure performance and payment of all obligations to Bank under the Guaranty and this Pledge Agreement (the “Guarantor Obligations”) with Pledged Collateral (as defined below):

     NOW, THEREFORE, Grantor and Bank agree as follows:

1. Pledge of Collateral. Grantor hereby pledges to Bank and grants to Bank a security interest in money market account number 8002-10888-7 held at Bank together with all proceeds and substitutions thereof, all interest paid thereon, and all other cash and noncash proceeds of the foregoing (all hereinafter called the “Pledged Collateral”), as security for the prompt performance of the Guarantor Obligations. Grantor shall enter into such control or other agreements as Bank requests in order to perfect or ensure the priority of Bank’s security interest in the Pledged Collateral. Notwithstanding any other provision of the Guaranty or this Pledge Agreement, in the event that Guarantor does not perform his obligations under the Guaranty or this Pledge Agreement, Bank’s remedies shall be limited to its recourse to the Pledged Collateral.

2. Representations, Warranties and Covenants. Grantor represents and warrants to and covenants with Bank that:

          (a) The Pledged Collateral is owned by Grantor free and clear of any security interests, liens, encumbrances, options or other restrictions created by Grantor other than Permitted Liens (as would be applicable substituting Grantor for a Borrower or Borrowers in the definition thereof); provided that the Pledged Collateral is subject to the terms of that certain Reimbursement and Security Agreement among Grantor and Borrowers dated of even date herewith;

          (b) Grantor has full power and authority to create a first lien on the Pledged Collateral in favor of Bank and no disability or contractual obligation exists that would prohibit Grantor from pledging the Pledged Collateral pursuant to this Agreement, and Grantor will not assign, create or permit to exist any other claim to, lien or encumbrance upon, or security interest in any of the Pledged Collateral other than Permitted Liens (as would be applicable substituting Grantor for a Borrower or Borrowers in the definition thereof);

          (c) The Pledged Collateral is not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Grantor knows of no reasonable grounds for the institution of any such proceedings;

          (d) Until such time as all Obligations (as defined in the Loan Agreement) have been indefeasibly repaid in full and the Loan Agreement has been terminated, the minimum aggregate balance of the Pledged Collateral shall not be less than (i) One Million Dollars ($1,000,000) plus (ii) the outstanding principal amount of the Non-Formula Advances. Provided however, if, from August 31, 2011 through February 28, 2012, no Event of Default has occurred under the Loan Agreement, thereafter, the minimum aggregate balance of the Pledged Collateral shall not be less than the outstanding principal amount of the Non-Formula Advances; and

          (e) Until such time as all Obligations (as defined in the Loan Agreement) have been indefeasibly repaid in full and the Loan Agreement has been terminated, Grantor shall not transfer, dispose of, or otherwise direct the payment of any proceeds, interest, or amounts payable with respect to the Pledged Collateral for so long as it is subject to this Agreement.

     All the above representations and warranties shall survive the making of this Agreement.

3. Events of Default. Each of the following shall constitute an event of default (“Event of Default”) hereunder:

          (a) The occurrence and continuance of an Event of Default under the Loan Agreement; or

          (b) The breach of any provision of this Agreement by Grantor or the failure by Grantor to observe or perform any of the provisions of this Agreement.

4. Bank’s Remedies Upon Default.

          Upon the occurrence and during the continuance of an Event of Default or upon notice to Bank by Grantor of termination of this Guaranty in accordance with Section 1 hereof, Bank shall have the right to exercise all such rights as a secured party under the California Uniform Commercial Code as it, in its sole judgment, shall deem necessary or appropriate. After the disposal of any of the Pledged Collateral, Bank may deduct all reasonable legal and other expenses and attorney’s fees for protecting its interests and enforcing its remedies under the Guaranty, the Loan Agreement and this Agreement and shall apply the residue of the proceeds to, or hold as a reserve against, the Guarantor Obligations in such manner as Bank in its sole discretion shall determine, and shall pay the balance, if any, to Grantor.

5. Waivers; Indemnification.

          (a) Demand; Protest. Grantor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Grantor may in any way be liable.

          (b) Indemnification. Grantor agrees to defend, indemnify and hold harmless Bank and its officers and employees against all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Grantor, under this Agreement (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Bank’s, its officers’ or employees’ gross negligence or willful misconduct.

6. Notices. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Grantor or to Bank, as the case may be, at its addresses set forth in the Agreement.

7. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

     This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Grantor and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE LOAN AGREEMENT, THE GUARANTY OR THIS PLEDGE AGREEMENT.

8. REFERENCE PROVISION.

     In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.

     8.1 Mechanics.

          (a) With the exception of the items specified in clause (c), below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between the undersigned parties related to the transactions contemplated by the Loan Documents, this Guaranty or the Pledge Agreement (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).

          (b) The matters that shall not be subject to a reference are the following: (i) nonjudicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This reference provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this reference provision as provided herein.

          (c) The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

          (d) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

          (e) The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

     8.2 Procedures. Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

     8.3 Application of Law. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

     8.4 Repeal. If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

     8.5 THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.

9. GENERAL PROVISIONS.

          (a) Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Grantor without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to Grantor to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.

          (b) Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

          (c) Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

          (d) Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

          (e) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

          (f) Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Grantor to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 5(b) shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement the day and year first above written.

Bank:

COMERICA BANK

By:	/s/Phillip Koblis

Title:	First Vice President

GRANTOR:

/s/ William T. Comfort, III
William T. Comfort, III

[Signature Page to Pledge and Security Agreement]